EXHIBIT 23.1




                         Independent Auditors' Consent


    The Board of Directors
    of GFSI, Inc.:

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

    /s/ KPMG LLP

    Kansas City, Missouri
    April 28, 2003